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MASTERWORKS
Invest in shares of iconic artwork.
We're on a mission to provide everyone access to the fine art market.
Early Access Coming Soon.
Learn about investing in fine art
For as little as $1,000, you can own a piece of history.


MASTERWORKS

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MASTERWORKS
Invest in a masterpiece by Warhol for as little as $1,000
See Reg A Legend

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MASTERWORKS
Invest in a masterpiece by Warhol for as little as $1,000
See Reg A Legend

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MASTERWORKS
Invest in a masterpiece by Warhol for as little as $1,000
See Reg A Legend

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Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire..
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See Reg. A Legend

Invest like a millionaire - with only $1,000!

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Masterworks.io
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Learn how to begin investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.
Invest like a millionaire...
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See Reg. A Legend
Invest like a millionaire - with only $1,000!
For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.
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Learn more abcut investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire..
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See Reg. A Legend

Invest like a millionaire - with only $1,000!

For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.

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Learn how to invest in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire...
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Invest like a millionaire - with only $1,000!

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Masterworks.io
Sponsored
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Learn how to begin investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.
Invest like a millionaire...
but with $1,000
See Reg. A Legend
Invest like a millionaire - with only $1,000!
For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.
MASTERWORKS.IO
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M **Masterworks.io**
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Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire..
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See Reg. A Legend

Invest like a millionaire - with only $1,000!

For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.

MASTERWORKS.IO

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Masterworks.io
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Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire..
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Invest like a millionaire - with only $1,000!

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Masterworks.io
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Learn how to invest in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire...
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See Reg. A Legend

Invest like a millionaire - with only $1,000!

Sign-up now to get started.

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Masterworks.io
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Learn how to use BTC or USD to invest in multi-million dollar artworks by Monet, Warhol, Picasso, and more.
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Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


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Invest like a millionaire - with only $1,000!

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Masterworks.io
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Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire...
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Own a piece of history!

For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.

MASTERWORKS.IO

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Masterworks.io
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Learn more abcut investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.
Invest like a millionaire...
but with $1,000
Own a piece of history!
For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.
MASTERWORKS.IO
Learn More
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Sign-up now to get started.

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Video Preview is available online at: http://bit.ly/2J6Fx7u


Learn about investing in fine art
MASTERWORKS

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$40 BILLION

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$40 BILLION
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$40 BILLION
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LOT 9B
LEONARDO DA VINCI
ESTIMATE
ON REQUEST
SALVATOR MUNDI
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LOT 98
CHRISTIE'S
LOT 98
LEONARDO DA VINCI
ESTIMATE
ON REQUEST
SALVATOR MUNDI
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LOT 98
CHRISTIE'S
LOT 98
LEONARDO DA VINCI
ESTIMATE
ON REQUEST
SALVATOR MUNDI
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LOT 9B
LEONARDO DA VINCI
ESTIMATE
SALVATOR MUNDI
CHRISTIE'S
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$450
MILLION
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$450
MILLION
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CNY
492,927,500
CHRISTIE'S
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Sotheby's
L0300
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L0300
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FRACTIONAL
OWNERSHIP
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FRACTIONAL
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Sotheby's
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DISCLAIMER

THIS VIDEO MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE DEVELOPMENT OF A TRADING MARKET. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE.

WE DO NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

WE ARE "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WE ARE NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. WE MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WE GO AHEAD WITH AN OFFERING, WE WILL ONLY BE ABLE TO MAKE SALES AFTER WE HAVE FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION WE ARE PROVIDING NOW AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT TO US, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY US WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AFTER THE OFFERING STATEMENT HAS BEEN PUBLICLY FILED YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT AT WWW.MASTERWORKS.IO

0:54

DISCLAIMER

THIS VIDEO MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE DEVELOPMENT OF A TRADING MARKET. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE.

WE DO NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

WE ARE "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WE ARE NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. WE MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WE GO AHEAD WITH AN OFFERING, WE WILL ONLY BE ABLE TO MAKE SALES AFTER WE HAVE FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION WE ARE PROVIDING NOW AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT TO US, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY US WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AFTER THE OFFERING STATEMENT HAS BEEN PUBLICLY FILED YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT AT WWW.MASTERWORKS.IO

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DISCLAIMER

THIS VIDEO MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE DEVELOPMENT OF A TRADING MARKET. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE.

WE DO NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

WE ARE "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WE ARE NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. WE MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WE GO AHEAD WITH AN OFFERING, WE WILL ONLY BE ABLE TO MAKE SALES AFTER WE HAVE FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION WE ARE PROVIDING NOW AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT TO US, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY US WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AFTER THE OFFERING STATEMENT HAS BEEN PUBLICLY FILED YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT AT WWW.MASTERWORKS.IO

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masterworks.io

00:00:02,150 > 00:00:05,020	Historically fine arts has been an investment
00:00:05,020 > 00:00:07,970	opportunity available only to ultra high net
00:00:07,970 > 00:00:10,230	worth investors.
00:00:10,230 > 00:00:13,130	The art market generates more than 40 billion
00:00:13,130 > 00:00:15,260	dollars in annual sales with well-known
00:00:15,260 > 00:00:18,950	billionaires buying and selling some of the best paintings.
00:00:18,950 > 00:00:21,700	Even recently, a Leonardo Da Vinci sold for
00:00:21,700 > 00:00:26,020	an incredible 450 million dollars. Since most
00:00:26,020 > 00:00:28,330	investors are unable to acquire these great works
00:00:28,330 > 00:00:31,060	of art. We will allow you the opportunity to
00:00:31,060 > 00:00:32,200	purchase fractional
00:00:32,200 > 00:00:34,230	ownership through digital shares that
00:00:34,230 > 00:00:37,640	correspond to ownership in the best paintings.
00:00:37,640 > 00:00:40,420	Similar to a public company, we expect that you
00:00:40,420 > 00:00:44,200	will be able to trade these shares between investors.
00:00:44,200 > 00:00:47,870	Imagine owning a piece of history.
00:00:47,870 > 00:00:51,190	Masterworks.io

Warhol Mailer #1


Reserve Now:
Andy Warhol
for $20/per share
MASTERWORKS

Available for reservation: *1 Colored Marilyn (reversal series)*

Purchased by Masterworks at Phillips for $1,815,000, *1 Colored Marilyn* is one of the earliest works from a series of oil and silkscreen paintings which revisit one of Andy Warhol's most iconic and enduring subjects—the Hollywood star Marilyn Monroe.

One of his most iconic images available for $20 per share.



Andy Warhol
1 Colored Marilyn

Signed, titled and dated "1 Colored Marilyn reversal series 1979 Andy Warhol" on the reverse, oil and silkscreen inks on canvas, 18 ¼ × 13 ¾ in. (46.4 × 34.9 cm)

Purchased from: Phillips

Purchased for: $1,815,000

RESERVE NOW

What used to sell for $100k in the 1990s, now sells in the millions.

Public Auction Results for Reversal Series by Andy Warhol


$3,000,000
$2,000,000
$1,000,000
1 Colored Marilyn, Reversal Series
Sold for $1,815,000
One Pink-Black Marilyn, Reversal Series
Sold for $110,000
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018

The best-selling American artist of all time.



$165mm 2018 Sales

3rd Best-Selling Artist 2017

$110mm Record Sale

Don't miss your chance to own a part of history.

Over 7,000 people have already signed up on our platform and the Andy Warhol offering is already almost *fully reserved.* Want more information? We have photos, sales data for similar works, condition report, and provenance on our website—just click the link below to get started!

RESERVE NOW

WE ARE "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WE ARE NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. WE MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WE GO AHEAD WITH AN OFFERING, WE WILL ONLY BE ABLE TO MAKE SALES AFTER WE HAVE FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION WE ARE PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.
BY USING THIS WEBSITE, YOU ACCEPT OUR TERMS OF USE AND PRIVACY POLICY. ANY PERSON INTERESTED IN INVESTING IN ANY MASTERWORKS OFFERING SHOULD REVIEW OUR DISCLOSURES AND THE PUBLICLY FILED OFFERING STATEMENT RELATING TO THAT OFFERING, A COPY OF WHICH WILL BE AVAILABLE ON THIS WEBSITE.

AFTER THE OFFERING STATEMENT HAS BEEN PUBLICLY FILED YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT AT WWW.MASTERWORKS.IO.

MASTERWORKS IS NOT REGISTERED, LICENSED OR SUPERVISED AS A BROKER DEALER OR INVESTMENT ADVISER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC), THE FINANCIAL INDUSTRY REGULATORY AUTHORITY (FINRA) OR ANY OTHER FINANCIAL REGULATORY AUTHORITY OR LICENSED TO PROVIDE ANY FINANCIAL ADVICE OR SERVICES.

THIS WEBSITE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. FORWARD-LOOKING STATEMENTS ARE GENERALLY IDENTIFIABLE BY USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "POTENTIAL," "INTEND,"

THIS WEBSITE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. FORWARD-LOOKING STATEMENTS ARE GENERALLY IDENTIFIABLE BY USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "POTENTIAL," "INTEND," "EXPECT," "OUTLOOK," "SEEK," "ANTICIPATE," "ESTIMATE," "APPROXIMATELY," "BELIEVE," "COULD," "PROJECT," "PREDICT," OR OTHER SIMILAR WORDS OR EXPRESSIONS. FORWARD-LOOKING STATEMENTS ARE BASED ON CERTAIN ASSUMPTIONS, DISCUSS FUTURE EXPECTATIONS, DESCRIBE FUTURE PLANS AND STRATEGIES, OR STATE OTHER FORWARD-LOOKING INFORMATION. OUR ABILITY TO PREDICT FUTURE EVENTS, ACTIONS, PLANS OR STRATEGIES IS INHERENTLY UNCERTAIN AND ACTUAL OUTCOMES COULD DIFFER MATERIALLY FROM THOSE SET FORTH OR ANTICIPATED IN OUR FORWARD-LOOKING STATEMENTS. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON ANY OF THESE FORWARD-LOOKING STATEMENTS.

Warhol Ad #1


Andy Warhol
MORE INFO
RESERVE MY SHARES
Diversify your portfolio by investing in fine art

Warhol Ad #2


Andy Warhol
1928 – 1987
The Highest Selling American
Artist of the Century →

Warhol Landing Page

MASTERWORKS

Invest like a millionaire—

The world's most valuable paintings, now available to all.

Fine Art as an investment has outperformed S&P 500, gold, and New York real estate since 1997 — Andy Warhol is one the best selling artists of all time. For the first time ever, we're making investment grade artwork available to everyone.

GET STARTED INVESTING

as seen in

WSJ artnet CNN artdaily.org VB Forbes techweek

One of his most iconic images.

What used to sell for $100,000 in the 1990s now sells in the millions

—

1 Colored Marilyn (reversal series), is one of the earliest works from a series of oil and silkscreen paintings which revisit one of his most iconic and enduring subjects—the Hollywood star Marilyn Monroe.

Purchased From	Purchased For
Phillips	$1,815,000

Pre-Funded Fees	Offering Size
$181,500	$1,996,500

GET STARTED INVESTING



Andy Warhol, 1 Colored Marilyn (reversal series), 1979 Signed, titled and dated "1 Colored Marilyn reversal series 1979 Andy Warhol" on the reverse, oil and silkscreen inks on canvas, 18 1/4 x 13 3/4 in. (46.4 x 34.9 cm)

The best-selling American artist of all time.



656% growth since 2001—

In 2017 alone, auction sales for Warhol amounted to over $265 million, which placed him 3th in the rankings by total sales for last year. For the first half of 2018, at a total of nearly $165 million, Warhol's auction sales outperformed all other American artists on the market.

2017 Sales Rank

3rd

Record Sale

$110mm

2018 Sales

$165mm

Performance Trends


$2,000K
$1,500K
$750K
2001
2005
2009
2013
2017

Average price for paintings sold at auction, standardized for measurable characteristics
Data sourced from Artnet Auction Results [2018]

GET STARTED INVESTING

MASTERWORKS

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WE ARE "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WE ARE NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. WE MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WE GO AHEAD WITH AN OFFERING, WE WILL ONLY BE ABLE TO MAKE SALES AFTER WE HAVE FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION WE ARE PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

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